UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Section 240.14a-12

THE FEMALE HEALTH COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE FEMALE HEALTH COMPANY

4400 Biscayne Boulevard, Suite 888

Miami, FL 33137

SUPPLEMENT TO THE PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 28, 2017

This proxy statement supplement, dated July 25, 2017, supplements the definitive proxy statement filed by The Female Health Company (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on June 21, 2017 (such definitive proxy statement, as previously supplemented, the “Proxy Statement”) and made available to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for the Special Meeting of Stockholders to be held on July 28, 2017 and any adjournment or postponement thereof (the “Special Meeting”).

This supplement is being filed with the SEC and is being made available to stockholders on or about July 25, 2017. Only stockholders of record as of the close of business on June 12, 2017, are entitled to receive notice of and to vote at the Special Meeting.

Except as described in this supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this supplement differs from or updates information contained in the Proxy Statement, the information in this supplement is more current. The Proxy Statement contains important additional information. This supplement should be read in conjunction with the Proxy Statement.

Litigation Relating to the Amended Aspen Park Merger Agreement

As previously disclosed in the Company’s periodic reports filed with the SEC, in connection with the completion of the merger transaction pursuant to the Amended Aspen Park Merger Agreement, two purported derivative and class action lawsuits were filed against the Company in the Circuit Court of Cook County, Illinois, which were captioned Glotzer v. The Female Health Company, et al., Case No. 2016-CH-13815, and Schartz v. Parrish, et al., Case No. 2016-CH-14488. On January 9, 2017 these two lawsuits were consolidated. On March 31, 2017, the plaintiffs filed a consolidated complaint. The consolidated complaint names as defendants the Company, the members of the Company’s board of directors prior to the closing of the Aspen Park Merger and the members of the Company’s board of directors after the closing of the Aspen Park Merger. The consolidated complaint alleges, among other things, that the Company’s directors breached their fiduciary duties, or aided and abetted such breaches, by consummating the Aspen Park Merger in violation of the Wisconsin Business Corporation Law and NASDAQ voting requirements and by causing the Company to issue the shares of its Common Stock and Series 4 Preferred Stock to the former stockholders of Aspen Park pursuant to the Aspen Park Merger in order to evade the voting requirements of the Wisconsin Business Corporation Law. The consolidated complaint also alleges that Mitchell S. Steiner, a director and the President and Chief Executive Officer of the Company and a co-founder of Aspen Park, and Harry Fisch, a director of the Company and a co-founder of Aspen Park, were unjustly enriched in receiving shares of Common Stock and Series 4 Preferred Stock in the Aspen Park Merger. Based on these allegations, the consolidated complaint seeks equitable relief, including rescission of the Aspen Park Merger, money damages, disgorgement of the shares of Common Stock and Series 4 Preferred Stock issued to Dr. Steiner and Dr. Fisch, and costs and expenses of the litigation, including attorneys’ fees. On May 5, 2017, the defendants filed a motion to dismiss the consolidated complaint.

On June 29, 2017, the plaintiffs filed a motion for a temporary restraining order (the “TRO Motion”) to enjoin the Company from holding a stockholder vote on the proposals set forth in the Proxy Statement. On July 21, 2017, the plaintiffs and defendants jointly moved for the entry of an agreed order (the “Order”) and on July 24, 2017, the court issued the Order. Pursuant to the Order:

•	Broadridge Financial Services, Inc. (“Broadridge”), a third party proxy vote tabulation firm, will conduct, in addition to its standard vote count, a custom count of the votes at the Special Meeting that excludes the following shares (collectively, the “APP Shares”):

•	2,000,000 shares of the Common Stock issued to the Aspen Park stockholders pursuant to the Amended Aspen Park Merger Agreement; and

•	546,756 shares of the Series 4 Preferred Stock issued to the Aspen Park stockholders pursuant to the Amended Aspen Park Merger Agreement;

•	a total of 236,667 shares of Common Stock issued to current or former directors, executive officers or employees of the Company on October 31, 2016.

•	The plaintiffs and the defendants stipulated and agreed, for purposes of compromising the plaintiffs’ claims in the TRO Motion only, to the following “Minimum Required Vote” for the approval of the proposals at the Special Meeting:

•	For approval of Proposals 1, 2, 3 and 5, the Minimum Required Vote excluding the APP Shares is 21,256,670 (66 2/3 % of 31,885,005).

•	For Proposals 4, 6 and 7, the Minimum Required Vote is a majority of the total votes cast excluding the APP Shares.

•	For any Proposal approved by the Minimum Required Vote for such Proposal, the Company shall accept the vote at the Special Meeting on July 28, 2017, and shall be allowed to enact such Proposal.

•	If Proposal No. 7 (the Adjournment Proposal) passes by the Minimum Required Vote, the Company may adjourn the Special Meeting, as to any Proposals that are not approved by the Minimum Required Vote, to a date no earlier than August 15, 2017.

•	The Company shall instruct Broadridge to use its best efforts to certify the number of votes cast for, against, or abstain for each of the Proposals on or before August 3, 2017, in accordance with Broadridge’s customary procedures. The Company shall provide the plaintiffs with Broadridge’s certification contemporaneously upon receipt.

•	If the Company makes public the voting results for any of the Proposals, the Company shall disclose all vote tallies for all Proposals.

•	Upon receipt of Broadridge’s certification, the plaintiffs may re-notice their TRO Motion for a hearing on August 18, 2017 as they deem necessary.

The parties entered into the stipulation set forth in the Order solely for purposes of resolving the TRO Motion on an agreed basis. The parties otherwise reserved all of their legal and factual positions regarding the matters in dispute in the action. The Company believes that the action is without merit and is vigorously defending itself.

Additional Information and Where to Find It

On June 21, 2017, the Company filed the Proxy Statement and definitive form of proxy card with the SEC in connection with its solicitation of proxies from the Company’s stockholders relating to the Special Meeting. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders can obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Investors section of our corporate website at www.veruhealthcare.com/investors or by writing to the Company’s Corporate Secretary at The Female Health Company, 4400 Biscayne Blvd., Suite 888, Miami, Florida 33137-3212.